UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2005


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



            000-27241                                    94-3226488
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           (Commission                                  (IRS Employer
          File Number)                                Identification No.)


777 Mariners Island Boulevard, San Mateo, CA                     94404
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  (Address of principal executive offices)                    (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

                  On January 25, 2005, Keynote Systems, Inc. (the "Company") issued a press release announcing its results for the fiscal quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.01 to this Current Report. This Current Report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filings, unless expressly set forth by specific reference to this filing.

         The press release includes information on free cash flow. This measure is not based on any standardized methodology prescribed by U.S. generally accepted accounting principles ("GAAP") and is not necessarily comparable to similar measures presented by other companies. Free cash flow is calculated by excluding capital expenditures from GAAP cash flows from operations. This measure should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. Management believes that free cash flow is a useful measure of performance as it provides its investors with an additional method for evaluating its operating performance and liquidity and reflects the resources available for the Company to invest in acquisitions or to repurchase stock.

Item 8.01 Other Events.

         On January 25, 2005, the Company also announced that it will enter into a trading plan with a broker intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934, for the broker to repurchase for the Company up to 2 million shares of the Company's Common Stock in accordance with Rule 10b-18 of the Securities Exchange Act of 1934 over a twelve month period.

Item 9.01    Financial Statements and Exhibits.



     (c)   Exhibits.


           Exhibit No.                Exhibit Title
           -----------                -------------
              99.1       Press Release, dated January 25, 2005,
                         issued by Keynote Systems, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              KEYNOTE SYSTEMS, INC.



Date:  January 25, 2005         By: /s/ Peter Maloney
                                    -------------------------------------------
                                    Peter Maloney
                                    Vice President and Chief Financial Officer

                                 EXHIBIT INDEX


           Exhibit No.                Exhibit Title
           -----------                -------------
              99.1       Press Release, dated January 25, 2005,
                         issued by Keynote Systems, Inc.